BANCROFT CONVERTIBLE FUND, INC.
(LOGO)
1999 Semi-Annual Report
April 30, 1999

Bancroft Convertible Fund, Inc. operates as a closed-end,diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation-- which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance thru 4/30/99 with dividends reinvested:

                                           Calendar
                                             YTD     1 Year   5 Year   10 Year
                                           --------  -------  -------  --------

Bancroft market value                      1.17%     (7.61)%  110.17%  261.68%
Bancroft net asset value *                 4.84       5.62    110.38   236.78
Closed-end convertible fund average *      6.46       1.86     81.77   216.83
S&P 500 **                                 9.05       4.98    228.70   460.06
Russell 2000 **                            3.03	     (5.44)    71.38#  162.82#

Performance data represent past results and do not reflect future performance.

*  From Lipper, Inc. Closed-End Fund Performance Analysis.
** From Bloomberg L.P. pricing service.
#  Simple appreciation of index.

Quarterly History of NAV and Market Price:

              Net Asset Values            Market Prices (AMEX, symbol ECF)
            ---------------------         --------------------------------
Qtr Ended    High   Low    Close           High	         Low         Close
---------   ------ ------  ------         ------        -----        -----
 Jul 98     $30.75 $28.19  $29.12         $29.00        $27.00       $27.75
 Oct 98      26.89  24.55   26.89          27.63         22.38        26.75
 Jan 99      28.24  24.83   27.03          27.56         21.56        22.69
 Apr 99      27.86  26.06   27.16          23.75         22.00        22.81

Dividend Distributions (12 Months):

Record        Payment               Capital
 Date         Date         Income   Gains      Total
-------       -------      ------   -------    ------
6/16/98        6/30/98     $0.230   $  -       $0.230
9/14/98        9/28/98      0.230      -        0.230
12/1/98       12/30/98      0.183    2.942      3.125
3/16/99        3/30/99      0.200      -        0.200
                           ------   -------    ------
                           $0.843   $2.942     $3.785
                           ======   =======    ======

To Our Shareholders:                                                         80>

 1999 has seen the stock market turned on its head as many high quality companies have underperformed while other industries that performed poorly last year have staged a comeback. The Standard & Poor's Drug stock index is down nearly 15% from January 1, 1999 while the Standard & Poor's Integrated domestic oil company index is up over 22%. The drug sector had done well from 1993 (when our government tried and failed to socialize medicine) to 1998. Currently, Washington is suggesting that prescription drugs should be included in Medicare which we believe would undoubtedly cause price controls to be imposed and thereby crimp the profitability (and innovativeness) of the drug companies. Hence drug stocks are under pressure. The energy sector had been hurt by the decline in demand from Asia that occurred as Japan, Thailand, Korea, Indonesia and others fell into serious recessions. These economies are starting to recover which has not only helped energy prices but has also prompted a modest flow of funds back into emerging markets and possibly out of U.S. Treasury bonds. We believe this has contributed to the recent move in interest rates to over 6% on the thirty-year bond.

 The Fund has a large exposure to the drug industry and this has been helpful to the Fund's performance for several years. The current reversal in the price of drug industry securities has caused some disappointing results this year so far. We do expect the drug industry to rebound as the percentage of individuals over 50 years of age (who are the largest users of prescription drugs) increases. We expect that the debate in Washington on adding drugs to Medicare will run into strong arguments against such a benefit as the actual costs are likely to be exorbitant both in dollars and in lost incentives to do new research and development. Further, we have expanded our investments in energy as we believe that Asia will continue to recover.

 In the May 31, 1999 edition of the Principia Pro for Closed-End Funds, Morningstar * continued to rate Bancroft at four stars (above average). Shareholders who wish a copy of this report should contact us.

 At its May meeting, the Board of Directors declared a dividend of twenty cents per share payable from net investment income. The dividend is payable
June 29, 1999 to shareholders of record on June 15, 1999.

/s/ Thomas H. Dinsmore
Chairman of the Board

June 11, 1999

TEN LARGEST INVESTMENT HOLDINGS

Principal
 Amount                                                                       Value        % Total
or Shares                                                                    (Note 1)     Net Assets
---------                                                                    --------     ----------
1,500,000   The Home Depot, Inc............................................  $3,912,188   3.8%
             The leading company in home center retailing.

1,250,000   NatWest Markets exch. for Lucent Technologies, Inc.............   3,808,750   3.7
             Lucent designs, develops and manufactures communications
             systems, software and products.

3,000,000   Bell Atlantic Financial Services, Inc. exch. for Telecom Corp.
            of New Zealand Ltd.............................................   3,193,125   3.1
             Telecom of New Zealand is the principal supplier of tele-
             communications in New Zealand.

1,750,000   NTL, Inc.......................................................   2,526,563   2.5
             Provider of communications services to residential, business, and wholesale customers.

   57,500   Nextel Communications, Inc.....................................   2,478,250   2.4
             A major provider of wireless communications.

   20,000   Jefferson-Pilot Corp. exch. for BankAmerica Corp...............   2,400,000   2.3
             BankAmerica provides retail banking and financial services throughout the United States.

   65,000   WBK Trust exch. for Westpac Banking Corp., Ltd.................   2,254,688   2.2
             Westpac provides general and savings bank services in
             Australia.

3,500,000   Hewlett-Packard Co.............................................   2,027,813   2.0
             Computer and peripheral manufacturer and global retailer.

2,000,000   Merrill Lynch Pierce Fenner and Smith exch.
            for Time Warner, Inc...........................................   2,005,000   1.9
             Time Warner is a media and entertainment company with
             operations in cable networks and  publishing.

1,750,000   AES Corp.......................................................   1,940,000   1.9
             Owns or has an interest in power facilities in the
             United States, Canada, Australia and other countries.          -----------   ---------

            Total.......................................................... $26,546,377   25.8%
                                                                            ===========   ==========


MAJOR INDUSTRY EXPOSURE

                                                                 % Total
                                                                Net Assets
                                                                ----------
Communications..............................................      15.18%
Entertainment...............................................      11.27
Technology..................................................      10.93
Health Care & Drugs.........................................      10.56
Banking.....................................................       8.61
Retail......................................................       8.55
Capital Goods...............................................       6.02
Financial & Insurance.......................................       4.56
Energy......................................................       3.95
Data-Processing Services....................................       3.72
                                                                ----------
Total.......................................................      83.35%
                                                                ==========

MAJOR PORTFOLIO CHANGES
Three months ended April 30, 1999

                                                                 Principal
                                                                   Amount
                                                                 or Shares
                                                                 ---------
ADDITIONS
Adelphia Communications Corp................................         2,500
At Home Corp................................................       500,000
The Bear Stearns Companies., Inc.
 (exch. for Merck & Co., Inc. & Pfizer, Inc.................     2,000,000
Comcast Corp. (exch. for AT&T Corp.)........................        24,500
Credit Suisse First Boston Corp. (exch. for Microsoft Corp.)     1,500,000
Estee Lauder Companies, Inc.................................         8,700
Exchangeable Certificates Corp.
 (exch. for General Electric Corp.).........................       500,000
Merrill Lynch Pierce Fenner and Smith
 (exch. for Novartis AG)....................................       900,000
Merrill Lynch Pierce Fenner and Smith
 (exch. for Time Warner, Inc.)..............................     2,000,000
NiSource, Inc...............................................        20,000
PSINet, Inc.................................................         7,500
Sanmina Corp................................................       500,000
Sportsline USA, Inc.........................................       375,000

REDUCTIONS
Chancellor Media Corp.......................................        10,000
Deutsche Bank Finance N.V...................................       500,000
Estee Lauder Companies, Inc.................................         8,000
Houston Industries, Inc. (exch. for Time Warner, Inc.)......        15,000
NatWest Markets (exch. for Lucent Technologies, Inc.).......       250,000
Norddeutsche Landesbank Girozentrale
 (exch. for Deutsche Telekom AG)............................       500,000
Republic National Bank of NY (exch. for Merck & Co., Inc.)..     1,000,000
Sandoz Capital BVI, Ltd. (exch. for Novartis AG)............       500,000
SmithKline Beecham PLC......................................        32,080
Synoptics Communications, Inc.
 (exch. for Northern Telecom, Ltd.).........................       750,000
Telefonica De Espana, S.A...................................       500,000
Times Mirror Co. (exch. for America Online, Inc.)...........         2,500

PORTFOLIO OF INVESTMENTS
APRIL 30, 1999

Principal
  Amount                                                                                       Value
or Shares                                                                                     (Note 1)
----------                                                                                   ----------
$             ADVERTISING -- 1.1%
1,000,000     Interpublic Group Cos., Inc. 1.80% 2004 cv. sub. deb. 144A (NR)................$1,132,500
                                                                                             ----------
              AEROSPACE -- 3.2%
1,500,000     Morgan Stanley Dean Witter Discover & Co. 0% 2000 medium-term exch. notes
               (Aa3)(exch. for Boeing Company common stock).................................. 1,485,000
  125,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes (B2).............................   125,625
  350,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes 144A (B2)........................   351,750
  925,000     Simula, Inc. 8% 2004 sr. cv. sub. notes (NR)...................................   763,125
  705,000     SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)................................   528,750
                                                                                             ----------
                                                                                              3,254,250
                                                                                             ----------
              BANKING -- 8.6%
   50,000 shs CNB Capital Trust I 6% SPuRS (Baa2)
               (exch. for CNB Bancshares, Inc. common stock)................................. 1,262,500
   40,000 shs National Australia Bank Ltd. 7 7/8% exch. capital units (A1)................... 1,362,500
   65,000 shs WBK Trust 10% STRYPES 144A * (NR)
               (exch. for Westpac Banking Corp., Ltd. common stock).......................... 2,254,688
1,915,000     BankAtlantic Bancorp 5 5/8% 2007 cv. sub. deb. (NR)............................ 1,594,238
   20,000     Jefferson-Pilot Corp. 7 1/4% 2000 ACES * (A1)
               (exch. for BankAmerica Corp. common stock).................................... 2,400,000
                                                                                             ----------
                                                                                              8,873,926
                                                                                             ----------
              CAPITAL GOODS -- 6.0%
1,700,000     CS First Boston, Inc. 2 1/4 % 2003 sr. medium-term exch. notes 144A (A1)
               (exch. for General Electric Corp. common stock)............................... 1,861,500
1,250,000     CS First Boston, Inc. 2 5/8% 2003 sr. medium-term exch. notes (A1)
               (exch. for Minnesota Mining and Manufacturing Co. common stock)............... 1,187,500
  500,000     Exchangeable Certificate Corp. 1 1/4 % 2004 sr. medium-term exch. notes 144A
               (AAA)(exch. for General Electric Corp. common stock)..........................   468,750
1,510,000     Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes (NR).......................... 1,498,675
1,200,000     U.S. Filter Corp. 4 1/2% 2001 cv. sub. notes (Ba3)............................. 1,188,000
                                                                                             ----------
                                                                                              6,204,425
                                                                                             ----------
              COMMUNICATIONS -- 15.2%
    2,500 shs Adelphia Communications Corp. 5 1/2% perpetual pfd. (NR).......................   510,625
   30,000 shs Globalstar Communications, Ltd. 8% cv. pfd. 144A (NR).......................... 1,494,375
   57,500 shs Nextel Communications, Inc. 0% 2013 cv. pfd. 144A (NR)......................... 2,478,250
3,000,000     Bell Atlantic Financial Services, Inc.5 3/4% 2003 cv. sub. deb. 144A (A1)
               (exch. for cash equiv. of Telecom Corp. of New Zealand common stock).......... 3,193,125
1,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 cv. sub. deb. 144A (A1)
               (exch. for cash equiv. of Cable & Wireless Communications plc common stock)... 1,105,000
   24,500     Comcast Corp. 1.75% 2029 exch. extendable sub. deb. (Ba3)
               (exch. for cash based on the value of AT&T Corp. common stock)................ 1,852,813
   15,000     MediaOne Group, Inc. 6 1/4% 2001 PIES-a * (Ba1)
               (exch. for AirTouch Communications, Inc. common stock)........................ 1,200,000
1,250,000     NatWest Markets 0% 2003 exch. trust securities 144A + (NR)
               (exch. for Lucent Technologies, Inc. common stock)............................ 3,808,750
                                                                                             ----------
                                                                                             15,642,938
                                                                                             ----------
              CONSUMER GOODS -- 1.0%
   17,500 shs Newell Financial Trust I 5 1/4% QUIPS 144A (Baa1)
               (conv. into Newell Co. common stock).......................................... 1,001,875
                                                                                             ----------
              DATA-PROCESSING SERVICES -- 3.7%
  500,000     Affiliated Computer Services, Inc. 4% 2005 cv. sub. notes 144A (Ba2)...........   551,250
1,100,00      American Express Credit Corp. 1 1/8% 2003 cash exch. notes (Aa3)............... 1,369,500
1,750,000     National Data Corp. 5% 2003 cv. sub. notes (Ba3)............................... 1,908,594
                                                                                             ----------
                                                                                              3,829,344
                                                                                             ----------


Principal
  Amount                                                                                       Value
or Shares                                                                                     (Note 1)
----------                                                                                   ----------
              ELECTRIC UTILITIES -- 1.5%
   20,000 shs NiSource, Inc. PIES-b * (Baa1).................................................$1,015,000
   10,000 shs Texas Utilities Co. 9 1/4% FELINE PRIDES * (Baa3)..............................   514,375
                                                                                             ----------
                                                                                              1,529,375
                                                                                             ----------
$             ENERGY -- 4.0%
1,750,00      AES Corp. 4 1/2% 2005 cv. jr. sub. deb. (Ba1).................................. 1,969,844
1,000,00      Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub. notes (Baa2).............. 1,077,500
1,000,000     Swiss Life Financial Ltd. 2% 2005 GEMMS 144A (NR)
              (exch. for Royal Dutch Petroleum common stock)................................. 1,025,000
                                                                                             ----------
                                                                                              4,072,344
                                                                                             ----------
              ENTERTAINMENT -- 11.3%
   15,000 shs Houston Industries, Inc. 7% 2000 ACES * (Baa1)
               (exch. for Time Warner, Inc. common stock).................................... 1,770,000
   10,000 shs News Corporation Exchange Trust 5% cv. trust originated pfd. 144A (BB)
               (exch. for British Sky Broadcasting Group plc ADS's)..........................   965,000
   50,000 shs Triathlon Broadcasting Co. depositary shares (NR)
               (representing 9% mandatory cv. pfd.)..........................................   546,875
  500,000     At Home Corp. 0% 2018 cv. sub. deb. (NR).......................................   495,000
1,500,000     Clear Channel Communications, Inc. 2 5/8% 2003 sr. cv. notes (Baa3)............ 1,913,438
1,000,000     Imax Corp. 5 3/4% 2003 cv. sub. notes 144A (B1)................................ 1,070,625
2,000,000     Merrill Lynch Pierce Fenner & Smith 0.25% 2004 medium term notes (NR)
               (exch. for Time Warner, Inc. common stock).................................... 2,005,000
1,750,000     NTL, Inc. 7% 2008 cv. sub. notes 144A (Caa1)................................... 2,526,563
  375,000     SportsLine USA, Inc. 5% 2006 cv. sub. notes 144A (NR)..........................   318,750
                                                                                             ----------
                                                                                             11,611,251
                                                                                             ----------
              FINANCIAL & INSURANCE -- 4.6%
   13,000 shs American General Delaware, L.L.C. 6% cv. A MIPS (A2)........................... 1,192,750
   20,000 shs Frontier Financing Trust 6 1/4% cv. trust originated pfd. 144A (Baa3)
               (conv. into Frontier Insurance Group, Inc. common stock)......................   850,000
  500,000     American International Group 2 1/4% 2004 cv. notes (Aaa).......................   707,500
  375,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes (BB+)....................   417,188
1,375,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes 144A (BB+)............... 1,529,688
                                                                                             ----------
                                                                                              4,697,126
                                                                                             ----------
              FOODS -- 1.9%
    5,000 shs Avado Financing I 7% cv. A pfd. (B2)
               (conv. into Avado Brands, Inc. common stock)..................................   172,500
   10,000 shs Avado Financing I 7% cv. A pfd. 144A (B2)
               (conv. into Avado Brands, Inc. common stock)..................................   345,000
   30,000     Ralston Purina Co. 7% 2000 SAILS * (Baa1)
               (exch. for Interstate Bakeries Corp. common stock)............................ 1,395,000
                                                                                             ----------
                                                                                              1,912,500
                                                                                             ----------
              HEALTH CARE & DRUGS -- 10.6%
   10,000 shs Monsanto Co., Inc. 6 1/2% 2001 adj. conv. rate equity security units * (A3)....   460,625
2,000,000     The Bear Stearns Cos., Inc. 1% 2006 medium term notes (A2)
               (conv. into an index comprised of Merck & Co., Inc. and Pfizer, Inc.
                common stocks)............................................................... 1,757,500
3,000,000     Elan Finance Corp. 0% 2018 LYON 144A (Baa3)
               (exch. for ADR's representing Elan Corp., plc common stock)................... 1,500,000
  500,000     Genzyme Corp. 5 1/4% 2005 cv. sub. notes 144A (NR).............................   580,000
  250,000     HealthSouth Corp. 3 1/4% 2003 cv. sub. notes (Ba2).............................   213,750
1,000,000     HealthSouth Corp. 3 1/4% 2003 cv. sub. notes 144A (Ba2)........................   855,000
  900,000     Merrill Lynch Pierce Fenner & Smith 1% 2003 euro medium term notes (Aaa)
               (cv. into Novartis AG common stock)...........................................   839,250
1,000,000     Republic National Bank of NY 1 7/8% 2002 sr. exch. notes (Aa3)
               (exch. for the cash equivalent of Merck & Co., Inc. common stock)............. 1,105,000


Principal
  Amount                                                                                       Value
or Shares                                                                                     (Note 1)
----------                                                                                   ----------
$             HEALTH CARE & DRUGS -- continued
2,500,000     Roche Holdings, Inc. 0% 2010 LYON 144A (NR)....................................$1,506,250
1,000,000     Sepracor, Inc. 7% 2005 cv. notes 144A (NR)..................................... 1,010,000
1,000,000     Swiss Life Financial Ltd. 2% 2003 GEMMS 144A (NR)
              (exch. for Glaxo Wellcome PLC common stock).................................... 1,058,750
                                                                                             ----------
                                                                                             10,886,125
                                                                                             ----------
              MANUFACTURED HOUSING -- 1.6%
   40,000 shs Fleetwood Capital Trust 6% cv. trust pfd. 144A (Baa3)
               (conv. into Fleetwood Enterprises, Inc. common stock)......................... 1,637,500
                                                                                             ----------
              OFFICE EQUIPMENT -- 0.9%
  750,000     Xerox Credit 2 7/8% 2002 medium-term notes (A2)................................   937,500
                                                                                             ----------
              RETAIL -- 8.6%
   32,500 shs Dollar General Trust 8 1/2% STRYPES * (NR)
               (conv. into Dollar General Corp. common stock)................................ 1,332,500
    8,700 shs Estee Lauder Trust 6 1/4% TRACES II * (NR)
               (conv. into Estee Lauder Companies, Inc. common stock)........................   843,900
  500,000     Amazon.com, Inc. 4 3/4% 2009 cv. sub. notes 144A (Caa3)........................   640,000
  500,000     Costco Companies, Inc. 0% 2017 cv. sub. notes (A3).............................   478,438
1,000,000     Costco Companies, Inc. 0% 2017 cv. sub. notes 144A (A3)........................   956,875
1,500,000     The Home Depot, Inc. 3 1/4% 2001 cv. sub. notes (A1)........................... 3,912,188
  650,000     Rite Aid Corp. 5 1/4% 2002 cv. sub. notes 144A (Baa2)..........................   650,813
                                                                                             ----------
                                                                                              8,814,714
                                                                                             ----------
              STAFFING SERVICES -- 0.8%
1,000,000     Interim Services, Inc. 4 1/2% 2005 cv. sub. deb. (Ba3).........................   808,750
                                                                                             ----------
              TECHNOLOGY -- 10.9%
    7,500 shs PSINet, Inc. 6 3/4% cv. pfd. C (NR)............................................   386,250
1,000,000     Citrix Systems, Inc. 0% 2006 cv. sub. deb. 144A (NR)...........................   382,500
1,500,000     CS First Boston, Inc. 1% 2006 medium-term exch. notes (AA)
               (exch. for Microsoft Corp. common stock)...................................... 1,419,375
  250,000     DoubleClick, Inc. 4 3/4% 2006 cv. sub. notes 144A (NR).........................   458,125
3,500,000     Hewlett-Packard Co. 0% 2017 LYON 144A (Aa3).................................... 2,027,813
  250,000     LSI Logic Corp. 4 1/4% 2004 cv. sub. notes 144A (NR)...........................   325,000
  250,000     MindSpring Enterprises, Inc. 5% 2006 cv. sub. notes (B3).......................   262,031
1,000,000     Morgan Stanley Dean Witter Discover & Co. 0% 2001 technology exch. note trust certificates 144A (A1) (exch. for specific technology common stocks @).. 1,950,000
  500,000     Sanmina Corp. 4 1/4% 2004 cv. sub. notes 144A (NR).............................   516,875
   11,000     Times Mirror Company 4 1/4% 2001 PEPS * (A1)
               (exch. for America Online, Inc. common stock)................................. 1,243,000
   37,500     Tribune Co. 6 1/4% 2001 DECS * (A2)
               (exch. for The Learning Company, Inc. common stock)........................... 1,068,750
1,250,000     VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes (B)........................... 1,225,000
                                                                                             ----------
                                                                                             11,264,719
                                                                                             ----------
              U.S. TREASURY NOTES -- 0.0%
   17,000     4 7/8% 3/31/01 ** .............................................................    16,942
                                                                                             ----------


Principal
  Amount                                                                                     Value
or Shares                                                                                   (Note 1)
----------                                                                                 ----------
$             CORPORATE SHORT-TERM NOTES -- 4.5%
4,600,000     American Express Credit Corp. (P1)
              (4.85% maturing 5/4).........................................................   4,596,901
                                                                                             ----------
              Total Convertible Bonds and Notes -- 73.5%...................................  75,731,010
              Total Convertible Preferred Stocks -- 21.7%..................................  22,397,088
              Total Corporate Short-Term Notes -- 4.5%.....................................   4,596,901
                                                                                           ------------
              Total Investments -- 99.7%................................................... 102,724,999
                                                                                           ------------
              Other assets and liabilities, net -- 0.3%....................................     333,436
              Total Net Assets -- 100.0%...................................................$103,058,435
                                                                                           ============
*  See Note 1(e)
+  Guaranteed by National Westminster Bank PLC
@  Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL
** Collateral for a letter of credit

 ACES     Automatic Common Exchange Securities
 ADR      American Depositary Receipts
 ADS      American Depositary Shares
 DECS     Debt Exchangeable for Common Stock
 FELINE   Family of Equity-Linked Income Securities
 GEMMS    Guaranteed Exchangeable Monetisation of Multiple Shares
 LYON     Liquid Yield Option Note
 MIPS     Monthly Income Preferred Securities
 PEPS     Premium Equity Participating Securities
 PIES-a   Premium Income Exchangeable Securities
 PIES-b   Premium Income Equity Securities
 PRIDES   Preferred Redeemable Increased Dividend Equity Securities
 QUIPS    Quarterly Income Preferred Securities
 SAILS    Stock Appreciation Income Linked Securities
 SPuRS    Shared Preference Redeemable Securities
 STRYPES  Structured Yield Product Exchangeable for Stock
 TRACES   Trust Automatic Common Exchange Securities

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc.

The cost of investments for federal income tax purposes is $90,103,720 resulting in gross unrealized appreciation and depreci-
ation of $16,253,471 and $3,632,192, respectively, or net unrealized appreciation of $12,621,279 on a tax cost basis.

                            See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITES (unaudited)

                                                                April 30, 1999
                                                                --------------
ASSETS
  Investments at value (cost $90,103,720) (Note 1)..............  $102,724,999
  Cash..........................................................       593,839
  Receivable for securities sold................................     2,533,379
  Dividends and interest receivable.............................       659,418
  Other assets..................................................        15,877
                                                                  ------------
    Total assets................................................   106,527,512
                                                                  ------------
LIABILITIES:
  Payable for securities purchased..............................     3,516,973
  Accrued management fee (Note 2)...............................        64,038
  Accrued expenses and other liabilities........................        30,039
                                                                  ------------
    Total liabilities...........................................     3,469,077
                                                                  ------------
NET ASSETS                                                        $103,058,435
                                                                  ============
NET ASSETS CONSIST OF:
  Undistributed net investment income...........................  $    680,356
  Undistributed net realized gain from investment transactions..     6,357,170
  Unrealized appreciation on investments........................    12,621,279
  Capital shares (Note 3).......................................        37,948
  Additional paid-in capital....................................    83,361,682
                                                                  ------------
NET ASSETS......................................................  $103,058,435
                                                                  ============
Net asset value per share ($103,058,435 / 3,794,777 outstanding). $      27.16
                                                                  ============

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (unaudited)

INVESTMENT INCOME (Note 1):
  Interest......................................................  $ 1,357,543
  Dividends.....................................................      664,426
                                                                  -----------
    Total Income................................................	  2,021,969
                                                                  -----------
EXPENSES (Note 2):
  Management fee................................................	    365,917
  Custodian.....................................................	     14,254
  Transfer agent................................................	     30,878
  Professional fees.............................................	     30,788
  Directors' fees...............................................	     37,050
  Reports to shareholders.......................................	     25,795
  Treasurer's office............................................	     12,500
  Other.........................................................	     60,003
                                                                  -----------
    Total Expenses..............................................      577,185
                                                                  -----------
NET INVESTMENT INCOME...........................................    1,444,784
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions................    6,370,210
  Net increase in unrealized appreciation of investments........    6,121,180
                                                                  -----------
  Net gain on investments.......................................   12,491,390
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $13,936,174
                                                                  ===========

             See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended      Year Ended
                                                                April 30, 1999   October 31, 1998
                                                               ----------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.................................         $    1,444,784    $   3,031,193
Net realized gain from investment
  transactions........................................              6,370,210       10,224,916
Net change in unrealized appreciation
  of investments......................................              6,121,180       (9,493,576)
                                                               --------------    -------------
   Net change in net assets resulting from operations.             13,936,174        3,762,533
                                                               --------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income...............................             (1,394,934)      (2,981,861)
  Net realized gain on investments....................            (10,224,306)     (11,271,015)
                                                               --------------    -------------
   Total dividends....................................            (11,616,240)     (14,252,876)
                                                               --------------    -------------
CAPITAL SHARE TRANSACTIONS (Note 3)...................              7,308,248        7,736,436
                                                               --------------    -------------
CHANGE IN NET ASSETS..................................              9,625,182       (2,753,907)
                                                               --------------    -------------
Net assets at beginning of period.....................             93,433,253       96,187,160
                                                               --------------    -------------
NET ASSETS AT END OF PERIOD
(including undistributed net investment income of
 $685,829 and $630,505, respectively..................           $103,058,435      $93,433,253
                                                               ==============    =============

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding:

                                        SIX MONTHS                  YEARS ENDED OCTOBER 31,
                                           ENDED         ------------------------------------------
PER SHARE OPERATING PERFORMANCE:       APRIL 30, 1999*    1998     1997     1996     1995     1994
                                       ---------------   ------   ------   ------   ------   ------
Net asset value, beginning of period...   $26.89         $30.48   $28.23   $24.84   $23.11   $25.00
Net investment income..................      .38            .87      .94      .46     1.14     1.20
Net realized and unrealized gain (loss)     3.21           (.01)    4.55     4.19     2.30    (1.18)
                                       ---------------   ------   ------   ------   ------   ------
  Total from investment operations.....     3.59            .86     5.49     5.15     3.44     0.02
Less Distributions:
Dividends from net investment income...     (.38)          (.88)    (.93)   (1.11)   (1.17)   (1.24)
Distributions from realized gains......    (2.94)         (3.57)   (2.31)    (.65)    (.54)    (.67)
                                       ---------------   ------   ------   ------   ------   ------
  Total distributions..................    (3.32)         (4.45)   (3.24)   (1.76)   (1.71)   (1.91)
                                       ---------------   ------   ------   ------   ------   ------
Net asset value, end of period.........   $27.16         $26.89   $30.48   $28.23   $24.84   $23.11
                                       ===============   ======   ======   ======   ======   ======
Market value, end of period............   $22.81         $26.75   $26.81   $23.88   $22.25   $20.13
Net assets, end of period ($000's).....  103,058         93,433   96,187   83,302   71,425   64,551
Total Investment Return:
    Based on net asset value**.........   13.80%          3.16%   21.18%   21.55%   15.79%    0.18%
    Based on market value#.............  (2.21)%         18.17%   28.19%   15.65%   20.17%  (4.88)%
Ratios/Supplemental Data:
Ratio of expenses to average net
  assets...............................     1.2%##         1.1%     1.2%     1.2%     1.2%     1.2%
Ratio of net investment income to
  average net assets...................     2.9%##         3.1%     3.3%     3.9%     4.9%     5.2%
Portfolio turnover rate................      22%            55%      71%      70%      43%      39%

*  Unaudited
** Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
# Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
## Annualized
                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
Bancroft Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $4,632 was earned on cash balances held by the custodian of the Fund's assets during the six months ended April 30, 1999.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying security. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $15,497,838 at April 30, 1999, representing 15.0% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to investment adviser Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund.
Such reimbursements amounted to $12,500 for the six months ended April 30, 1999. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

The Fund has adopted a Director deferred compensation arrangement, which allows the Directors to defer the receipt of all or a portion of Director Fees payable on or after October 31, 1998. The amount of these fees will remain an asset of the Fund. The Fund will be obligated to pay these fees, with interest, to the Directors who have elected to defer receipt of their fees on a future date or dates specified by the Directors, or as determined under the terms of the arrangement.

3.  Portfolio Activity
At April 30, 1999 there were 3,794,777 shares of $.01 par value common stock outstanding (9,000,000 shares authorized). During the six months ended
April 30, 1999, 319,486 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,308,248.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $25,386,941 and $20,552,344, respectively, for the six months ended April 30, 1999.

A distribution of $0.20 per share from net investment income was declared on May 17, 1999, payable June 29, 1999 to shareholders of record at the close of business June 15, 1999.

4.  Year 2000 Readiness Disclosure
Background. Like other investment companies as well as financial and business organizations around the world, the Fund could be adversely affected if the computer systems and embedded technology used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000.

Programs and Systems. The Adviser assessed and tested its internal computer programs and systems last year to ensure these programs and systems will be Year 2000 compliant. The computers used for trading and pricing are entium II desktop systems, certified to be Year 2000 compliant by the manufacturer, Dell Computer. The vendors whose accounting software the Adviser uses, Microsoft Corp. and Advent Software, have also supplied it with statements certifying that their products are now compliant.

In its daily operations, the Adviser relies on electrical power and telephone service to operate its copier, telefax and telephone systems. The power and telephone providers have stated, on their respective websites, that they expect all mission-critical systems to be compliant by mid-1999. Based on statements made by the Adviser's landlord, it is expected that access to the Adviser's offices and the use of its facilities will continue without incident.

Second and Third Party Issues. The Bank of New York, the Fund's custodian, and ChaseMellon Shareholder Services, transfer agent and registrar, have publicly announced (in website statements dated January, 1999), that Year 2000 renovation and testing of mission-critical systems was completed by December 31, 1998, in compliance with requirements set forth by the Federal Financial Institutions Examination Council. In addition, the
Banks also have programs in place to monitor the status of third party vendors and service providers.

Bloomberg, the Adviser's securities pricing service provider, has not yet released to the public the audit results of its testing, due to the pro-prietary nature of their systems.

The Adviser continues to receive updates from each of these and its other outside vendors as they become available.

Investments. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. For this reason, since 1998 the Adviser has been reviewing public filings and web page disclosures of each issuer and assessing each with respect to Year 2000 compliance. Some of the criteria the Adviser looks at are: costs incurred and estimates of system repair and replacement, whether or not there is a contingency plan prepared, and the status of second and third party issues. The Adviser continues to monitor these disclosures and uses them concurrently with its other methods of evaluating a security's value as an investment vehicle.

The Fund has not incurred any costs to date in the matter of the Year 2000 problem, nor do we expect the Fund to have any in the future.

Most Reasonably Likely Worst Case Year 2000 Scenario for the Fund. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. The failure to correct a material Year 2000 problem is perhaps most likely to occur with respect to The Bank of New York, the Fund's custodian, or ChaseMellon Shareholder Services, the Fund's transfer agent and registrar. Although the Banks have made assurances that mission-critical systems are compliant as of 1998 year-end as stated above, the Banks cannot ensure that all the vendors they rely upon are also completely compliant. The effects might include difficulty in the settlement of trades in a timely manner and dividend distribution delays. There is also the possibility that the Fund's fees to the Banks might be increased due to the Banks' increased cost of doing business. For the Adviser the problems that might be faced include the lack of telephone and power service needed to perform daily pricing and trading.

Such failures and others could materially and adversely affect the Fund's results of operations, liquidity and financial condition. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third parties, the Fund is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by The Bank of New York and ChaseMellon, the Fund has not made any contingency plans relating to the receipt of services the Banks provide. However, the Adviser is investigating an alternate site which would be used in the event that electric and/or telephone service is lost at its office. In addition, the staff members who are responsible for pricing the portfolio and trading own cellular telephones which would be used as backup to contact brokers if the main telephone systems and the Bloomberg pricing service were not available. The Adviser has purchased a laptop computer and a small generator to charge both the cell phones and the laptop computer's batteries. The Adviser will bear the cost of this equipment and intends to review these plans periodically and to update them as circumstances change.
-------------------------------------------------------------------------
Results of the 1999 Annual Shareholders Meeting:

The results of the shareholder vote at the Annual Meeting of Shareholders held on January 11, 1999, were:

1. All directors nominated by management were elected for terms expiring in 2002.

                              Votes for         Votes withheld
                              ---------         --------------
      Thomas H. Dinsmore      2,516,925         40,676
      Donald M. Halsted, Jr.  2,507,342         50,259
      Duncan O. McKee         2,505,090         52,511


2.    The selection of PricewaterhouseCoopers LLP as independent
      accountants was ratified with	2,504,080 shares voted for,
      23,270 shares voted against, and 30,251 abstained.
-----------------------------------------------------------------------
Important Factors Regarding Forward-Looking Statements
The letter to Shareholders and Year 2000 Statement contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company and its management regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements.
Factors which could cause actual results to differ from expectations include, among others, changes in individuals' savings rates, a decline in productivity or new products, changes in the Federal
Reserve Board's monetary policy, changes in the Medicare program, an increase in interest rates, inflation or taxes, changes to foreign and domestic markets and economies in general, changes to the market for convertible securities or the inability of the Company's service providers and the companies whose securities the Company buys to resolve any Year 2000 issues.

BOARD OF DIRECTORS

GORDON F. AHALT               Petroleum Consultant
WILLIAM A. BENTON             Retired Stock Exchange Specialist
ELIZABETH C. BOGAN            Senior Lecturer in Economics at
                               Princeton University
THOMAS H. DINSMORE, C.F.A.    Chairman of the Board of Bancroft
DONALD M. HALSTED, JR.        Investor
GEORGE R. LIEBERMAN           Retired Advertising Executive
DUNCAN O. MCKEE               Retired Attorney
JANE D. O'KEEFFE              President of Bancroft
NICOLAS W. PLATT              Public Relations Executive

OFFICERS

THOMAS H. DINSMORE            Chairman of the Board
JANE D. O'KEEFFE              President
SIGMUND LEVINE                Senior Vice President and Secretary
H. TUCKER LAKE                Vice President, Trading
GERMAINE M. ORTIZ             Assistant Vice President
GARY I. LEVINE                Treasurer and Assistant Secretary
MERCEDES A. PIERRE            Assistant Treasurer

--------------------------------------------------------------------
Investment Advisor
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177
http://www.bcvecf.com
email: info@bcvecf.com

Shareholder Services and Transfer Agent
ChaseMellon Shareholder Services, L.L.C.
Shareholder Relations Department
P.O Box 3322, South Hackensack, NJ 07606-9980
(800) 526-0801
http://www.cmssonline.com

Common Stock Listing
American Stock Exchange Symbol: BCV
--------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Bancroft Convertible Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.